Wilshire Global Allocation Fund
Schedule of Investments
March 31, 2025 (Unaudited)

AFFILIATED REGISTERED INVESTMENT COMPANIES - 78.9%	Shares	Value
Wilshire Income Opportunities Fund - Class Institutional (a)	10,109,057	$89,262,970
Wilshire International Equity Fund - Class Institutional (a)	9,432,281	100,170,822
Wilshire Large Company Growth Portfolio - Class Institutional (a)	1,739,620	82,075,265
Wilshire Large Company Value Portfolio - Class Institutional (a)	3,910,492	82,394,072
Wilshire Small Company Growth Portfolio - Class Institutional (a)(b)	359,060	6,563,619
Wilshire Small Company Value Portfolio - Class Institutional (a)	287,464	6,879,010
TOTAL AFFILIATED REGISTERED INVESTMENT COMPANIES (Cost $363,304,174)		367,345,758

OPEN-END FUNDS - 20.8%	Shares	Value
Fidelity Emerging Markets Index Fund	659,737	7,171,339
Vanguard Long-Term Bond Index Fund - Class Admiral	882,881	9,402,682
Vanguard Mega Cap Index Fund - Class Institutional	33,675	13,372,334
Vanguard Total International Bond Index Fund - Class Institutional	2,285,325	66,777,206
TOTAL OPEN-END FUNDS (Cost $101,907,030)		96,723,561

TOTAL INVESTMENTS - 99.7% (Cost $465,211,204)		464,069,319
Money Market Deposit Account - 0.0% (c)		395
Other Assets in Excess of Liabilities - 0.3%		1,414,750
TOTAL NET ASSETS - 100.0%		$465,484,464
two		–%
Percentages are stated as a percent of net assets.		–%

The Global Industry Classification Standard ("GICS®") was developed by and/or is the exclusive property of MSCI, Inc. ("MSCI") and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

(a)	Affiliated security as defined by the Investment Company Act of 1940.
(b)	Non-income producing security.
(c)
The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and is subject to change daily. The rate as of March 31, 2025 was 4.24%.

Summary of Fair Value Disclosure as of March 31, 2025 (Unaudited)

Wilshire Global Allocation Fund has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of March 31, 2025:

	Level 1	Level 2	Level 3	Total
Investments:
Affiliated Registered Investment Companies	$367,345,758	$–	$–	$367,345,758
Open-End Funds	96,723,561	–	–	96,723,561
Total Investments	$464,069,319	$–	$–	$464,069,319

Refer to the Schedule of Investments for further disaggregation of investment categories.